UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2011,
ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston,	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On August 10, 2011 Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“OLPGP”) and Enterprise Products Operating LLC (“EPO”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Mizuho Securities USA Inc., SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of $650,000,000 principal amount of EPO’s 4.05% Senior Notes CC due 2022 (the “2022 Notes”) and $600,000,000 principal amount of EPO’s 5.70% Senior Notes DD due 2042 (the “2042 Notes,” and together with the 2022 Notes, the “Notes”). The Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). Closing of the issuance and sale of the Securities is scheduled for August 24, 2011.
     The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-168049 and 333-168049-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated August 10, 2011 relating to the Securities, filed with the Securities and Exchange Commission (“Commission”) on August 11, 2011 pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 29, 2010, the “Prospectus”).
     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to approval of legal matters by counsel and other customary conditions. The Underwriters are obligated to purchase all the Notes if they purchase any of the Notes. The Partnership, EPO and OLPGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.
     The Prospectus provides that EPO expects to use net proceeds from the offering (i) to temporarily reduce borrowings under its multi-year revolving credit facility, (ii) subject to the consummation of the merger of Duncan Energy Partners L.P. (“Duncan”) with a subsidiary of the Partnership, to repay indebtedness for borrowed money outstanding under Duncan’s existing credit facilities and (iii) for general company purposes. Affiliates of certain of the Underwriters are lenders under EPO’s multi-year revolving credit facility and under Duncan’s term loan facility due December 2011 and its revolving and term loan facility due October 2013, and, accordingly, are expected to receive a substantial portion of the proceeds from the offering of Notes. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.
     The Securities are being issued under the Indenture, dated as of October 4, 2004 (the “Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as guarantor, and Wells Fargo Bank, N.A., as trustee (collectively, as amended and supplemented by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for EPO as successor issuer, the “Base Indenture”), as amended by the Twenty-First Supplemental Indenture thereto (the “Supplemental Indenture”). The terms of the Securities and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference and filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, which is filed as an exhibit hereto and incorporated herein by reference, and to the Supplemental Indenture, which will be filed upon execution thereof.
     On August 10, 2011 the Partnership issued a press release relating to the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2011, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Mizuho Securities USA Inc., SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, as Representatives of the several underwriters named on Schedule I thereto.
4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).
4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).
99.1	Press Release dated August 10, 2011.
99.2	Description of Notes and Description of Debt Securities.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products Holdings LLC, its General Partner

Date: August 11, 2011

By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2011, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Mizuho Securities USA Inc., SunTrust Robinson Humphrey, Inc., and Wells Fargo Securities, LLC, as Representatives of the several underwriters named on Schedule I thereto.
4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).
4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).
99.1	Press Release dated August 10, 2011.
99.2	Description of Notes and Description of Debt Securities.